UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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Disclaimer You are now entering a website maintained by Navient Corporation (“Navient” or the “Company”) in connection with the 2019 Annual Meeting of Shareholders to be held on Thursday, June 6, 2019 (the “2019 Annual Meeting”). BY ENTERING THIS WEBSITE YOU ACKNOWLEDGE AND AGREE THAT YOU HAVE READ THE DISCLAIMERS ON THIS PAGE. IMPORTANT INFORMATION Navient has filed a definitive proxy statement (the “2019 Definitive Proxy Statement”) and form of the WHITE proxy card with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for Navient’s 2019 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE 2019 DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS OR AMENDMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. CERTAIN INFORMATION REGARDING PARTICIPANTS Under applicable SEC rules and regulations, members of the Board of Directors, the Board of Directors’ nominees, and certain officers and certain other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the 2019 Annual Meeting. Information regarding the names of Navient’s directors and executive officers and their respective interests in Navient by security holdings or otherwise is set forth in the 2019 Definitive Proxy Statement. Details concerning the nominees of Navient’s Board of Directors for election at the 2019 Annual Meeting are included in the 2019 Definitive Proxy Statement. The 2019 Definitive Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Annual Report”) are available free of charge at http://www.ViewOurMaterial.com/NAVI. You may also obtain these materials at the SEC website at www.sec.gov or by contacting the Office of the Corporate Secretary, 123 Justison Street, Wilmington, Delaware 19801. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Certain materials on this site, including our letters to shareholders, the Notice of 2019 Annual Meeting of Shareholders of Navient Corporation and the 2019 Definitive Proxy Statement and the 2018 Annual Report contain forward-looking statements, within the meaning of the federal securities laws, about our business and prospects. Statements that are not historical facts, including statements about the Company’s beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “could,” “should,” “goals,” or “target.” Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. For Navient, these factors include, among others, the risks and uncertainties associated with increases in financing costs; the availability of financing or limits on our liquidity resulting from disruptions in the capital markets or other factors; unanticipated increases in costs associated with compliance with federal, state or local laws and regulations; changes in the demand for asset management and business processing solutions or other changes in marketplaces in which we compete (including increased competition); changes in accounting standards, including, but not limited to, changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations; adverse outcomes in any significant litigation to which the Company is a party; credit risk associated with the Company’s underwriting standards or exposure to third parties, including counterparties to hedging transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The Company could also be affected by, among other things: unanticipated repayment trends on loans including prepayments or deferrals in our securitization trusts that could accelerate or delay repayment of the bonds; reductions to our credit ratings, the credit ratings of asset-backed securitizations we sponsor or the credit ratings of the United States of America; failures of our operating systems or infrastructure or those of third-party vendors; risks related to cybersecurity including the potential disruption of our systems or those of our third-party vendors or customers, or potential disclosure of confidential customer information; damage to our reputation resulting from cyber-breaches, litigation, the politicization of student loan servicing or other actions or factors; failure to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business; failure to adequately integrate acquisitions or realize anticipated benefits from acquisitions including delays or errors in converting portfolio acquisitions to our servicing platform; changes in law and regulations whether new laws or regulations, or new interpretations of existing laws and regulations applicable to any of our businesses or activities or those of our vendors, suppliers or customers; changes in the general interest rate environment, including the availability of any relevant money-market index rate, including LIBOR, or the relationship between the relevant money-market index rate and the rate at which our assets are priced; our ability to successfully effectuate any acquisitions and other strategic initiatives; activities by shareholder activists, including a proxy contest or any unsolicited takeover proposal; changes in general economic conditions; and the other factors that are described in the “Risk Factors” section of the 2018 Annual Report and in our other reports filed with the SEC. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. By clicking “Agree” below, you acknowledge and agree that all forward-looking statements contained in materials posted on this website are qualified by these cautionary statements and are made only as of the date of such materials. You also acknowledge and agree that the Company does not undertake any obligation to update or revise these forward-looking statements except as required by law. NON-GAAP FINANCIAL MEASURES Materials on this website may contain non-GAAP financial measures. Navient reports financial results on a GAAP basis and also provides certain non-GAAP performance measures, including Core Earnings, Tangible Net Asset Ratio, and various other non-GAAP financial measures derived from Core Earnings. When compared to GAAP results, Core Earnings exclude the impact of: (1) mark-to-market gains/losses on derivatives; and (2) goodwill and acquired intangible asset amortization and impairment. Navient provides Core Earnings measures because this is what management uses when making management decisions regarding Navient’s performance and the allocation of corporate resources. Navient Core Earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information regarding non-GAAP financial measures, see Navient’s fourth quarter earnings release and the Company’s Form 10-K and Form 10-Q reports filed with the SEC for a further discussion and a complete reconciliation between GAAP and non-GAAP financial measures.

Navient has significant business momentum and the right strategy to create long-term, sustainable shareholder value. Navient (Nasdaq: NAVI) on April 30, 2019 announced that it has filed definitive proxy materials with the U.S. Securities and Exchange Commission in connection with its upcoming Annual Meeting of Shareholders to be held on June 6, 2019 at 8:00 a.m., Eastern Time, at the Company’s headquarters located at 123 Justison Street, Wilmington, Delaware, 19801. Shareholders of record as of April 8, 2019 will be entitled to vote at such meeting. VOTE “FOR” THE BOARD’S DIRECTOR NOMINEES ON THE WHITE PROXY CARD The Board’s ten director nominees are highly qualified and each nominee possesses significant skills, knowledge and relevant business experience that will allow them to oversee the execution of the Company’s strategy and to represent the best interests of every Navient shareholder. Holders of shares as of the close of business on April 8, 2019 are urged to vote “FOR” all ten of Navient’s nominees on the WHITE proxy card. If you have any questions, please contact MacKenzie Partners, Inc., our proxy solicitor assisting us in connection with the 2019 Annual Meeting. Shareholders may call toll-free at 800-322-2885 or collect at 212-929-5500. Shareholders may also contact MacKenzie via email at navient@mackenziepartners.com. HOW TO VOTE Shareholder Letters 2019 Definitive Proxy Statement Annual Report on Form 10-K for the year ended December 31, 2018 © 2019 Navient Solutions, LLC (NMLS #212430). All rights reserved. Navient and the Navient logo are registered service marks of Navient Solutions, LLC. Navient Corporation and its subsidiaries, including Navient Solutions, LLC, are not sponsored by or agencies of the United States of America.

Board of Directors Press Releases Shareholder Letters SEC Filings Contacts BOARD OF DIRECTORS William M. Diefenderfer III Chairman of the Board of Directors Mr. Diefenderfer’s legal background, his involvement in the executive branch of the federal government, and his leadership roles in business and with the PCAOB, together with his service as a member of other public company boards, both as chairman and as chair of various committees, including audit committees, bring valuable experience in the areas of finance, accounting, business operations, political/governmental affairs and law to our Board of Directors. Frederick Arnold Mr. Arnold spent 20 years as an investment banker primarily at Lehman Brothers and Smith Barney, where he served as managing director and head of European corporate finance. His experience originating and executing mergers and acquisitions and equity financings across a wide variety of industries and geographies, as well as his other board experience, brings a valuable perspective to our Board of Directors. Subsequently, Mr. Arnold spent 15 years in various senior financial positions at a number of private equity-owned portfolio companies.

Anna Escobedo Cabral Ms. Cabral’s extensive experience in public policy, government, public affairs, corporate social responsibility, international development, and financial literacy, as well as her experience as a chief operating officer in the nonprofit sector, enables her to provide valuable insights and judgment to our Board of Directors. Katherine A. Lehman Ms. Lehman’s experience in private equity and financial services, along with her investment evaluation, portfolio oversight and board experience enable her to provide strategic and operational expertise in the areas of finance, review and analysis of investments, mergers and acquisitions, integration and operations, accounting and business, which assist our Board of Directors in evaluating our business and growth plans. Linda A. Mills Ms. Mills’ extensive experience in leading businesses and operations for large, complex multinational companies brings a valuable perspective to our Board of Directors in the areas of operations, financial management, strategic re-positioning, risk management, technology, federal, state and local government contracting, and cyber-risk. Through her service as a director on the board of another large, publicly traded corporation in a highly regulated industry, as well as her service on many nonprofit boards, Ms. Mills brings a unique and wide range of valuable strategic and operational perspectives to our Board. John (Jack) F. Remondi President and Chief Executive Officer Mr. Remondi has a nearly 30-year history in the student loan and business services industry with Navient and its predecessors, in a variety of leadership roles, including as chief executive officer, chief operating officer and chief financial officer. He has the in-depth knowledge of our industry, customers, investors and competitors, as well as the relationships, to lead our company. Mr. Remondi brings to our Board of Directors a unique historical perspective of Navient, its operations and the evolution of the student loan industry, and he provides valuable insights to our Board in the areas of finance, accounting, portfolio management, business operations and student/consumer lending.

Jane J. Thompson Ms. Thompson brings a unique depth and breadth of expertise to our Board of Directors in the areas of consumer behavior, financial services, consumer lending, finance and financial services regulation. She has extensive experience in consumer lending, as well as management experience with large, publicly traded businesses. Combined with other leadership roles in business—including service as a director of several public companies and as a member of audit, compensation, risk management and governance committees—Ms. Thompson’s business experience enables her to provide valuable insights to our Board in a variety of areas. Laura S. Unger Ms. Unger has significant corporate governance expertise as a member or chair of boards and board committees of public companies and her service at the U.S. Securities and Exchange Commission. Her government, public policy and legal and regulatory experience, together with her extensive leadership experience at government agencies, provides our Board of Directors with perspectives into regulatory policy and the political and legislative process. Barry L. Williams Mr. Williams brings a wealth of management, leadership, and business skills to our Board of Directors. His experience leading an investment and consulting firm, and his executive roles in business, finance, audit, operations and real estate make him a valuable asset to our Board. These skills, when combined with his service as a director of a number of public companies, including service on several audit, governance and compensation committees, enable him to provide relevant and actionable insights to our Board in the areas of finance, financial services, business operations, capital markets and corporate governance. David L. Yowan Mr. Yowan’s extensive experience in consumer financial services including his long tenure with the world’s largest payment card issuer makes him a valuable addition to Navient’s Board of Directors. His insight and experience in risk management, balance sheet management, asset securitization and strategy make him ideally suited to assist our Board in overseeing financial, operational and credit risk management.

PRESS RELEASES 04/30/2019 Navient Files Definitive Proxy and Sends Letter to Shareholders 02/22/2019 Navient Comments on Canyon Capital Advisors’ Nomination of Directors

SHAREHOLDER LETTERS 04/29/2019 Letter to Shareholders

SEC FILINGS 04/29/2019 Definitive Proxy Statement 02/26/2019 10-K Click here to view NAVI SEC Filings

CONTACTS MACKENZIE PARTNERS, INC. Shareholders May Call (Toll-Free): 800-322-2885 Banks and Brokers May Call Collect: 212-929-5500

HOW TO VOTE VOTE BY INTERNET – WWW.CESVOTE.COM Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time, the day before the 2019 Annual Meeting. Have your WHITE proxy card in hand when you access the website and follow the instructions. VOTE BY TELEPHONE – 1-888-693-8683 If you are a holder of record, you may use a touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, the day before the 2019 Annual Meeting. Have your WHITE proxy card in hand when you call and follow the instructions. VOTE BY MAIL Mark sign and date your WHITE proxy card and return it in the postage-paid envelope we have provided to: Navient Corporation c/o Corporate Election Services P.O.Box 3230 Pittsburgh, PA 15230 401(K) PLAN SHARES 401(K) PLAN SHARES Instruct the 401(k) Savings Plan trustee by telephone, internet or by mail on how to vote your shares. Voting instructions must be received no later than 11:59 p.m., Eastern Time, on June 3, 2019.

IMPORTANT INFORMATION This website is maintained by Navient in connection with the 2019 Annual Meeting of Shareholders to be held on Thursday, June 6, 2019. Navient has filed its 2019 Definitive Proxy Statement and form of the WHITE proxy card with the SEC in connection with the solicitation of proxies for the 2019 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S 2019 DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS OR AMENDMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. CERTAIN INFORMATION REGARDING PARTICIPANTS Under applicable SEC rules and regulations, members of the Board of Directors, the Board of Directors’ nominees, and certain officers and certain other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the 2019 Annual Meeting. Information regarding the names of Navient’s directors and executive officers and their respective interests in Navient by security holdings or otherwise is set forth in the Company’s 2019 Definitive Proxy Statement. Details concerning the nominees of Navient’s Board of Directors for election at the 2019 Annual Meeting are included in the 2019 Definitive Proxy Statement. The 2019 Definitive Proxy Statement and the 2018 Annual Report are available free of charge at http://www.ViewOurMaterial.com/NAVI. You may also obtain these materials at the SEC website at www.sec.gov or by contacting the Office of the Corporate Secretary, 123 Justison Street, Wilmington, Delaware 19801. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Certain materials on this website, including our letters to shareholders, the Notice of 2019 Annual Meeting of Shareholders of Navient Corporation and the 2019 Definitive Proxy Statement and the 2018 Annual Report contain forward-looking statements, within the meaning of the federal securities laws, about our business and prospects. Statements that are not historical facts, including statements about the Company’s beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “could,” “should,” “goals,” or “target.” Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. For Navient, these factors include, among others, the risks and uncertainties associated with increases in financing costs; the availability of financing or limits on our liquidity resulting from disruptions in the capital markets or other factors; unanticipated increases in costs associated with compliance with federal, state or local laws and regulations; changes in the demand for asset management and business processing solutions or other changes in marketplaces in which we compete (including increased competition); changes in accounting standards, including, but not limited to, changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations; adverse outcomes in any significant litigation to which the Company is a party; credit risk associated with the Company’s underwriting standards or exposure to third parties, including counterparties to hedging transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The Company could also be affected by, among other things: unanticipated repayment trends on loans including prepayments or deferrals in our securitization trusts that could accelerate or delay repayment of the bonds; reductions to our credit ratings, the credit ratings of asset backed securitizations we sponsor or the credit ratings of the United States of America; failures of our operating systems or infrastructure or those of third-party vendors; risks related to cybersecurity including the potential disruption of our systems or those of our third-party vendors or customers, or potential disclosure of confidential customer information; damage to our reputation resulting from cyber-breaches, litigation, the politicization of student loan servicing or other actions or factors; failure to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business; failure to adequately integrate acquisitions or realize anticipated benefits from acquisitions including delays or errors in converting portfolio acquisitions to our servicing platform; changes in law and regulations whether new laws or regulations, or new interpretations of existing laws and regulations applicable to any of our businesses or activities or those of our vendors, suppliers or customers; changes in the general interest rate environment, including the availability of any relevant money-market index rate, including LIBOR, or the relationship between the relevant money-market index rate and the rate at which our assets are priced; our ability to successfully effectuate any acquisitions and other strategic initiatives; activities by shareholder activists, including a proxy contest or any unsolicited takeover proposal; changes in general economic conditions; and the other factors that are described in the “Risk Factors” section of the 2018 Annual Report and in our other reports filed with the SEC. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in materials posted on this website are qualified by these cautionary statements and are made only as of the date of such materials. You also acknowledge and agree that the Company does not undertake any obligation to update or revise these forward-looking statements except as required by law. NON-GAAP FINANCIAL MEASURES Materials on this website may contain non-GAAP financial measures. Navient reports financial results on a GAAP basis and also provides certain non-GAAP performance measures, including Core Earnings, Tangible Net Asset Ratio, and various other non-GAAP financial measures derived from Core Earnings. When compared to GAAP results, Core Earnings exclude the impact of: (1) mark-to-market gains/losses on derivatives; and (2) goodwill and acquired intangible asset amortization and impairment. Navient provides Core Earnings measures because this is what management uses when making management decisions regarding Navient’s performance and the allocation of corporate resources. Navient Core Earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information regarding non-GAAP financial measures, see Navient’s fourth quarter earnings release and the Company’s Form 10-K and Form 10-Q reports filed with the SEC for a further discussion and a complete reconciliation between GAAP and non-GAAP financial measures.